STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityMMC Networks
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price11.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased6,600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.02%
by Portfolio
(19) Percentage of Offering Purchased by
other Portfolios of the Fund and
other Investment Companies advised
by the Adviser or any
Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.04%
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom
PurchasedDeutsche Morgan
Grenfell
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityFresh Del Monte
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.00
 (7) Underwriting Spread or Commission  0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased64,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.03% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.37%
Applied to Purchase
(22) Name(s) of Underwriter(s) orDLJ
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityITC Deltacom
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.50
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased16,500
(17) Years of Continuous Operation0.02%
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.09%
Applied to Purchase
(22) Name(s) of Underwriter(s) orMerrill Lynch
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
(1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityAmerican Disposal
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price30.50
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased106,750
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.06% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.55%
Applied to Purchase
(22) Name(s) of Underwriter(s) orOppenheimer/DLJ
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityMetromedia Fiber
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased64,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.05% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.33%
Applied to Purchase
(22) Name(s) of Underwriter(s) orSalomon Brothers
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityAmeripath
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased64,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.07% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.32%
Applied to Purchase
(22) Name(s) of Underwriter(s) orDLJ
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityAMF Bowling
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price19.50
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased159,900
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.06% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.81%
Applied to Purchase
(22) Name(s) of Underwriter(s) orGoldman Sachs
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityMetro-Goldwyn
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price20.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased184,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.10% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.90%
Applied to Purchase
(22) Name(s) of Underwriter(s) orMerrill Lynch/J.P. Morgan
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityFriendly Ice Cream
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price18.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased111,600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.12% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.55%
Applied to Purchase
(22) Name(s) of Underwriter(s) orNationsbank/Montgomery
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersDonaldson, Lufkin & Jenrette
BT Alex. Brown
Chase Securities, Inc.
Credit Suisse First Boston
Goldman, Sachs & Co.
Morgan Stanley Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityInternational Home Foods, Inc.
 (4) Date of First Offering11/18/97
 (5) Amount of Total Offering13,622,500 shares
 (6) Unit Price$20.00 per share
 (7) Underwriting Spread or Commission$.72 per share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14)Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$20,000.00
(16) Number of Shares Purchased1,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.007 by Portfolio
Seasoned or
UnseasonedSeasoned
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets.1%
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any SubadviserYes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersJ.P. Morgan & Co.
Goldman, Sachs & Co.
Morgan Stanley Dean Witter
Credit Suisse First Boston
Lehman Brothers
Merrill Lynch & Co.
Salomon Brothers Inc.
UBS Brothers
 (2) Name of Issuer
 (3) Title of SecurityThe CIT Group
 (4) Date of First Offering11/13/97
 (5) Amount of Total Offering31,500,000 shares
 (6) Unit Price$27.00 per share
 (7) Underwriting Spread or Commission$.81 per share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$35,100.00
(16) Number of Shares Purchased1,300
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.004 by Portfolio
 UNseasonedSeasoned
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets.18%
Applied to Purchase
(22) Name(s) of Underwriter(s) orJ.P. Morgan & Co.
Dealer(s) from whom
PurchasedGoldman, Sachs &

Co.
(23) Is the Adviser, any SubadviserYes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersDonaldson, Lufkin & Jenrette
Goldman, Sachs & Co.
Morgan Stanley Dean Witter
Salomon Smith Barney
 (2) Name of Issuer
 (3) Title of SecurityJacor Communications
 (4) Date of First Offering2/03/98
 (5) Amount of Total Offering4,560,000 shares
 (6) Unit Price$50.50 per share
 (7) Underwriting Spread or Commission$1.20 per share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$20,200.00
(16) Number of Shares Purchased400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.01% by Portfolio
Seasoned or
UnseasonedSeasoned
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets.08%
Applied to Purchase
(22)  Name(s) of Underwriter(s) orDonaldson, Lufkin &
(23)  Jenrette
Dealer(s) from whom Purchased
(23) Is the Adviser, any SubadviserYes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley Dean Witter
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner, & Smith
 (2) Name of Issuer
 (3) Title of SecurityWaddell & Reed
 (4) Date of First Offering3/04/98
 (5) Amount of Total Offering21,700,000
 (6) Unit Price$23.00 per share
 (7) Underwriting Spread or Commission$.81 per share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases32,200.00
(16) Number of Shares Purchased1,400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.006% by Portfolio
Seasoned or
UnseasonedSeasoned
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets.12%
Applied to Purchase
(22)  Name(s) of Underwriter(s) or Donaldson, Lufkin &
(23)  Jenrette
Dealer(s) from whom Purchased
(23) Is the Adviser, any SubadviserYes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersGoldman, Sachs & Co.
Bear, Stearns & Co., Inc.
Morgan Stanley Dean Witter
Salomon Smith Barney
 (2) Name of Issuer
 (3) Title of SecuritySteelcase
 (4) Date of First Offering2/17/98
 (5) Amount of Total Offering12,150,000
 (6) Unit Price$28.00 per share
 (7) Underwriting Spread or Commission$.95 per share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$28,000.00
(16) Number of Shares Purchased1,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.008% by Portfolio
Seasoned or
UnseasonedSeasoned
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets.1%
Applied to Purchase
(22) Name(s) of Underwriter(s) orGoldman, Sachs & Co.
Dealer(s) from whom Purchased
(23) Is the Adviser, any SubadviserYes
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of Underwriters Morga Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityDSET Corp.
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased8,000
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.01% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.02%
Applied to Purchase
(22) Name(s) of Underwriter(s) orBT Alex. Brown
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityReltee Corp.
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price29.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased26,100
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.02% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.07%
Applied to Purchase
(22) Name(s) of Underwriter(s) orSalomon Smith Barney
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityOnix Systems
 (4) Date of First Offering
 (5) Amount of Total Offering
(6) Unit Price14.50
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased89,900
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.19% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.25%
Applied to Purchase
(22) Name(s) of Underwriter(s) orDLJ
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityEarthshell Corp.
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price21.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased88,200
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.03% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.25%
Applied to Purchase
(22) Name(s) of Underwriter(s) orSalomon Smith Barney
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityShire Pharmaceuticals
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price17.25
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased72,450
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.07% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.20%
Applied to Purchase
(22) Name(s) of Underwriter(s) orBear, Stearns & Co.
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityChampionship Auto Racing
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased9,600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.01% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.03%
Applied to Purchase
(22) Name(s) of Underwriter(s) orJefferies & Co.
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityRitchie Bros Auctioneers
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price17.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased35,700
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.07% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.12%
Applied to Purchase
(22) Name(s) of Underwriter(s) orMerrill Lynch
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityJacor Communications
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price50.50
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased40,400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.02% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.16%
Applied to Purchase
(22) Name(s) of Underwriter(s) orDLJ
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityNutraceutical
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price17.50
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased35,000
17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.06% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets012%
Applied to Purchase
(22) Name(s) of Underwriter(s) orDLJ
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated perso
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecuritySteelcase
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price28.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased33,600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.01% byPortfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.11%
Applied to Purchase
(22) Name(s) of Underwriter(s) orGoldman Sachs
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of Underwriters Morgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityWaddell & Reed Financial
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price23.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased32,200
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.01% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets 0.11%
Applied to Purchase
(22) Name(s) of Underwriter(s) orGoldman Sachs
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of UnderwritersMorgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityCDNOW
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.00
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased19,200
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.03% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.08%
Applied to Purchase
(22) Name(s) of Underwriter(s) orBT Alex. Brown
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated perso
STYLE SELECT SERIES, INC.
MID-CAP GROWTH PORTFOLIO
Procedures Pursuant to Rule 10f-3
 (1) Name of Underwriters Morgan Stanley, Dean Witter
 (2) Name of Issuer
 (3) Title of SecurityDuane Reade
 (4) Date of First Offering
 (5) Amount of Total Offering
 (6) Unit Price16.50
 (7) Underwriting Spread or Commission0.00
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political
Entity, if any, including in
the case of revenue bonds,
underlying entity supplying
the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases
(16) Number of Shares Purchased39,600
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased0.03% by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets0.16%
Applied to Purchase
(22) Name(s) of Underwriter(s) orDLJ
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser
or any person of which the Adviser
or Subadviser is an "affiliated
person", a Manager or Co-Manager
of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?